_____________________________________________________________________________
ITA_____________________________________________________________________________


Dear Shareholder:

   We are pleased to present the semi-annual report for the Italy Fund Inc. ("Fund") for the period ended July 31, 1998. As of that date, the Fund's total net assets were approximately $171 million, and the Fund's net asset value ("NAV") per share was $18.01. This represents a 4.8% increase during the Fund's fiscal second quarter, versus the 8.9% rise over the same time period in the BCI (Banco Commerciale Italiana) Index, a widely followed Italian index that includes all the securities listed on the Milan Stock Exchange. For the six months ended July 31, 1998, the Fund returned 24.29% on NAV versus the 30.75% return for the BCI Index during the same period.

   The Fund's performance lagged that of the BCI Index as a result of being underweighted in four stocks (Telecom Italia, Telecom Italia Mobile, Ente Nazionale Idrocarburi and Assicurazioni Generali) that comprise nearly 50% of the Index, and approximately 36% of the Fund. When the Fund is underweighted in these four stocks it will almost, by definition, underperform the Index. On the other hand, when these four stocks underperform the Index, the Fund, in our view, is likely to outperform the Index.

   We are pleased to report that the Fund was ranked among the top 15 performers among closed-end equity funds for the 12-month period ended June 30, 1998, by Lipper Analytical Services Inc. (Lipper is a major fund-tracking organization. The total return figures used in this comparison showed the change in NAV with reinvested dividends and capital gains.)


Political Overview

   On July 4, 1998, Premier Romano Prodi's coalition government became Italy's third longest serving of the 55 governments that have overseen Italy since World War II. As noted in our previous report, Prodi's government and other Italian officials were able to bask in the glory of Italy gaining admission formally in the 11-country European Monetary Union ("EMU") this past April. However, their honeymoon was short-lived as other political challenges resurfaced early in the reporting period.

   Despite the early euphoria over Italy's admission into EMU, the old-guard Marxists of the Refounded Communists that supply a crucial swing vote in parliament for the Prodi Olive Tree coalition began to threaten to unseat the government if their leftist agenda continued to be ignored. Moreover, other coalition government participants such as former Christian Democrats, greens and socialists are seeking Prodi's support for their initiatives as well. And while Prodi's coalition government seems to be secure primarily because of the disarray of the right and the fact that the Refounded Communists have nowhere else to go, the carping from all sides demonstrates the fragility of Romano Prodi's coalition government.


Economic Overview

   Analysts report that Europe's mutual fund revolution continues to gather steam with the biggest fund boom occuring in Italy. Excluding money market and property funds, second quarter 1998 fund inflows in Italy were roughly $93 trillion, a 224% increase over second quarter 1997. Roughly 16% of first quarter inflows in Italy were to stock funds, 76% to bond funds (i.e., mainly domestic bonds) and 8% to balanced funds (i.e., funds that own both stocks and bonds). In addition to the successes of recent privatizations, the increasing popularity of fund investing in Italy demonstrates that a real shareholder culture has become a reality in recent years. This trend is a compelling reason why we remain bullish on the long-term prospects for many Italian stocks.

   The increase in equity investments can also be attributed to the decline in long-term bond yields by 600 basis points over the past few years, as Italy focused on meeting the stringent EU requirements. We expect this trend to continue, with short-term rates converging with those of core EU member countries. It is likely that the Bank of Italy will reduce the discount rate before the end of the year.

   Italy's 1998 annual economic growth rate should probably exceed 2.0%, a reflection of a moderate rebound in private consumption and accelerating business investment. Yet, we believe that an easier

   _____________________________________________________________________________
ITA_____________________________________________________________________________


monetary policy should lift Italian Gross Domestic Product ("GDP") growth well above consensus estimates in 1999.

   Moreover, the general government deficit will likely undershoot the official target of 2.8% of GDP this year by about 1/4%. Reflecting lower rates and accelerating economic growth, the outlook for Italy's deficit is positive in the early years of EMU. However, Italy will probably not respond to peer pressures for faster debt reduction and more aggressive fiscal consolidation.


Investment Strategies

   We have a bottom-up approach toward stock selection. That is, we look for solid companies with strong growth prospects rather than try to define specific economic or market trends. Our belief is that good companies will thrive over the long term regardless of the financial trend of the moment.

   The major Italian stock market indices reached record highs on April
7, 1998, with the BCI Index at 1654. Italy's stock market then consolidated for about three months, rebounding at July's end only to fall again in early August. (The BCI Index traded at 1435 on August 11, 1998, down 13.3% from its record high.)

   The Fund's relative underperformance versus the BCI Index during the second quarter was caused in our opinion by three factors:

   1. Our underweighting in Italy's banking industry versus the Index, a sector that advanced 16.5% this quarter.

   2. Our underweighting in insurer Generali which also penalized relative performance. (Generali stock advanced 25.7% this quarter.)

   3. The underperformance of Italian saving shares which make up 14% of the Fund's total portfolio versus the roughly 6% in the Index.

   During the Fund's second quarter, we added to our positions in Ente Nazionale Idrocarbu (ENI-energy), insurer Assicurazzioni Generali and Telecom Italia Mobile (Europe's largest cellular network). We reduced our positions in Parmalat Finanziera (food), Industrie Natuzzi (retail) and Banca Fideuram (banking). New Fund positions were established in Banco Popolare Commercio & Industria and Banca Popolare Di Bergamo, and profits were taken in Ittierre, Aeroporti di Roma and Holding di Parteciazioni. Other than these changes, the Fund's sector breakdown has remained relatively the same since our last report in April.

   Our sincere gratitude for investing in The Italy Fund. We appreciate your confidence in our investment management and look forward to serving your needs in the future.


Sincerely,

/s/ Heath B. McLendon                              /s/ Mario d'Urso
Heath B. McLendon                                  Mario d'Urso
Chairman                                           President


/s/ Rein W. van der Does
Rein W. van der Does
Vice President and
Investment Officer

August 17, 1998

   _____________________________________________________________________________
ITA_____________________________________________________________________________

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investing puts time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A complete description of the Fund's Plan begins on page 16. Below is a short summary of how the Plan works.


Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data Investment Services Group, Inc. ("First Data"), dividend paying agent under the Plan, will buy common stock for your account in the open market or on the New York Stock Exchange.

If First Data begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the greater of the Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data at (800) 331-1710.

   _____________________________________________________________________________
ITA_____________________________________________________________________________


                     THE ITALY FUND'S SECTORIAL STRUCTURE*
                           JULY 31, 1998 (unaudited)

                                  [PIE CHART]

                   Utilities                           0.9%
                   Telecommunications - Telephone     20.4%
                   Telecommunications - Wireless       9.1%
                   Miscellaneous                       0.1%
                   Insurance                          20.1%
                   Automotive                          6.8%
                   Banking                            16.9%
                   Broadcasting                        1.5%
                   Construction                        1.6%
                   Consumer Cyclical - Textiles        1.3%
                   Consumer Staples - Food             3.7%
                   Consumer Staples - Retail           3.0%
                   Energy - Exploration                2.1%
                   Energy - International             11.0%
                   Engineering                         1.5%


                         BCI INDEX SECTORIAL STRUCTURE
                            JULY 31, 1998 (unaudited)

                                  [PIE CHART]

                   Textiles                            1.8%
                   Telecommunications                 24.9%
                   Miscellaneous                       2.4%
                   Insurance                          16.5%
                   Utilities                           0.4%
                   Automotive                          5.6%
                   Banking                            29.2%
                   Construction                        1.5%
                   Consumer Products                   1.7%
                   Energy                             11.8%
                   Engineering                         2.7%
                   Food                                1.5%



*As a percentage of total investments.

   _____________________________________________________________________________
ITA_____________________________________________________________________________


THE ITALY FUND INC.

Schedule of Investments as of July 31, 1998 (unaudited)
--------------------------------------------------------------------------------

Shares             Security                                       Value
--------------------------------------------------------------------------------
COMMON STOCK - 100%
--------------------------------------------------------------------------------
Automotive - 6.8%
        181,250 Brembo S.p.A ...............................  $  2,444,419
      1,000,000 Pirelli S.p.A.+ ............................     3,385,291
      1,525,000 Sogefi S.p.A ...............................     5,325,093
                                                              ------------
                                                                11,154,803
                                                              ------------
Banking - 16.9%
      800,000 Banca Fideuram S.p.A .........................     5,065,854
       40,000 Banca Popolare di Bergamo
               Credito Varesino S.p.A ......................       944,644
       50,000 Banca Popolare
               Commercio e Industria .......................     1,137,121
      150,000 Banca Popolare di
               Brescia .....................................     3,828,285
      900,000 Banca Popolare di Milano .....................     7,858,490
      500,000 Istituto Mobiliare
               Italiano S.p.A+ ..............................     9,181,603
                                                              ------------
                                                                28,015,997
                                                              ------------
Broadcasting - 1.5%
      400,000 Mediaset S.p.A ...............................     2,531,787
                                                              ------------
Construction - 1.6%
      600,000 Unicem S.p.A
               di Risp NC *  ...............................     2,686,006
                                                              ------------
Consumer Cyclical - Textiles - 1.3%
       45,000 Gucci Group N.V. -  NY
               Registered Shares ...........................     2,188,125
                                                              ------------
Consumer Staples - Food - 3.7%
      544,027 Autogrill S.p.A ..............................     3,759,961
    1,212,000 Parmalat Finanziaria
               S.p.A.+......................................     2,406,524
                                                              ------------
                                                                 6,166,485
                                                              ------------


--------------------------------------------------------------------------------
  Shares            Security                                       Value
--------------------------------------------------------------------------------
Consumer Staples - Retail - 3.0%
      40,000 Industrie Natuzzi
               S.p.A. ADR ..................................  $    997,500
     500,000 La Rinascente S.p.A
               di Risp NC * ................................     2,436,668
     260,000 Recordati S.p.A
               di Risp NC * ................................     1,426,803
                                                              ------------
                                                                 4,860,971
                                                              ------------
Energy - Exploration - 2.1%
     700,000 Saipem S.p.A ..................................     3,385,405
                                                              ------------
Energy - International - 11.0%
   2,800,000 Ente Nazionale
              Idrocarburi S.p.A. ...........................    18,153,364
                                                              ------------
Engineering - 1.5%
     180,000 Danieli & Co. .................................     1,403,459
     266,750 Danieli & Co.
              di Risp NC *..................................     1,097,466
                                                              ------------
                                                                 2,500,925
                                                              ------------
Insurance - 20.1%
     450,000 Alleanza Assicurazioni
              S.p.A.+ ......................................     6,081,469
     265,000 Assicurazioni Generali
              S.p.A ........................................    10,072,764
   3,300,000 Instituto Nazionale Delle
              Assicurazioni+ ...............................    10,520,731
     425,700 Riunione Adriatica
              di Sicurta S.p.A.+ ...........................     6,592,024
                                                              ------------
                                                                33,266,988
                                                              ------------
Miscellaneous - 0.1%
     850,000 Europa Investimenti ++#........................       217,992
                                                              ------------
Telecommunications - Telephone - 20.4%
   2,064,440 Telecom Italia S.p.A. .........................    17,721,252
   2,724,500 Telecom Italia S.p.A
              di Risp NC * .................................    16,069,216
                                                              ------------
                                                                33,790,468
                                                              ------------


                       See Notes to Financial Statements.

   _____________________________________________________________________________
ITA_____________________________________________________________________________


THE ITALY FUND INC.
Schedule of Investments as of July 31, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

Shares               Security                                 Value
--------------------------------------------------------------------------------
Telecommunications - Wireless - 9.1%
      1,976,000 Telecom Italia Mobile
                 S.p.A .....................................  $ 13,188,349
        500,000 Telecom Italia Mobile
                 S.p.A. di Risp NC  *  .....................     1,909,498
                                                              ------------
                                                                15,097,847
                                                              ------------
Utilities - 0.9%
        356,000 Italgas S.p.A.+.............................     1,478,658
                                                              ------------
                TOTAL INVESTMENTS
                AT VALUE - 100%
                (Cost - $90,779,310**)  ..................... $165,495,821
                                                              ============

--------------
  +  A portion of this security is on loan (See Note 7).
  * Risp NC - Risparmio Non-Convertible (non-convertible savings shares).
 ++  Restricted security (See Note 4).
  #  Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.

   _______________________________________________________________________________________________________________
ITA_______________________________________________________________________________________________________________


THE ITALY FUND INC.

Statement of Assets and Liabilities July 31, 1998 (unaudited)
------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments,at value (Cost - $90,779,310) .........................................................  $165,495,821
 Foreign currency (Cost - $5,868,431) ..............................................................     5,855,043
 Cash ..............................................................................................       576,372
 Collateral for securities on loan (Note 7) ........................................................    23,126,499
 Dividends and interest receivable .................................................................       593,140
                                                                                                      ------------
 Total Assets ......................................................................................   195,646,875
                                                                                                      ------------
LIABILITIES:
 Payable for securites on loan (Note 7) ............................................................    23,126,499
 Payable for securities purchased ..................................................................     1,124,041
 Management fees payable ...........................................................................       138,559
 Accrued expenses ..................................................................................        97,590
                                                                                                      ------------
 Total Liabilities .................................................................................    24,486,689
                                                                                                      ------------
Total Net Assets ...................................................................................  $171,160,186
                                                                                                      ============
NET ASSETS:
 Par value of capital shares .......................................................................  $     95,031
 Capital paid in excess of par value ...............................................................    94,826,379
 Undistributed net investment income ...............................................................     1,595,022
 Accumulated net realized loss from security transactions ..........................................       (43,481)
 Net unrealized appreciation of investments and foreign currencies .................................    74,687,235
                                                                                                      ------------
Total Net Assets
 (Equivalent to $18.01 a share on 9,503,089 shares of $0.01 par value outstanding; 20,000,000 shares authorized) ......................................................  $171,160,186
                                                                                                      ============


                       See Notes to Financial Statements.

   _____________________________________________________________________________
ITA_____________________________________________________________________________


THE ITALY FUND INC.

Statement of Operations
For the Six Months Ended July 31, 1998 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends .........................................................................................  $  3,164,770
 Interest ..........................................................................................       206,315
 Less: Foreign withholding tax .....................................................................      (566,672)
                                                                                                      ------------
 Total Investment Income ...........................................................................     2,804,413
                                                                                                      ------------
EXPENSES:
 Management fees (Note 2) ..........................................................................       772,157
 Directors' fees ...................................................................................        61,987
 Custody ...........................................................................................        61,987
 Audit and legal ...................................................................................        34,712
 Shareholder communications ........................................................................        24,795
 Shareholder and system servicing fees .............................................................        23,555
 Other .............................................................................................         3,661
                                                                                                      ------------
Total Expenses .....................................................................................       982,854
                                                                                                      ------------
Net Investment Income ..............................................................................     1,821,559
                                                                                                      ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
 Realized Gain From:
  Security transactions (excluding short-term securities) ..........................................     6,172,055
  Foreign currency transactions ....................................................................        84,289
                                                                                                      ------------
 Net Realized Gain .................................................................................     6,256,344
                                                                                                      ------------
 Change in Net Unrealized Appreciation of Investments
 and Foreign Currencies:
  Beginning of period ..............................................................................    49,316,646
  End of period ....................................................................................    74,687,235
                                                                                                      ------------
 Increase in Net Unrealized Appreciation ...........................................................    25,370,589
                                                                                                      ------------
Net Gain on Investments and Foreign Currencies .....................................................    31,626,933
                                                                                                      ------------
Increase in Net Assets From Operations .............................................................  $ 33,448,492
                                                                                                      ============

                       See Notes to Financial Statements.

   _____________________________________________________________________________
ITA_____________________________________________________________________________


THE ITALY FUND INC.

                                                                          Six Months
                                                                            Ended            Year
                                                                            7/31/98          Ended
Statements of Changes in Net Assets                                       (unaudited)       1/31/98
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income ..............................................   $   1,821,559   $     693,769
 Net realized gain ..................................................       6,256,344         737,808
 Increase in net unrealized appreciation ............................      25,370,589      23,037,449
                                                                        -------------   -------------
 Increase in Net Assets From Operations .............................      33,448,492      24,469,026
                                                                        -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ..............................................               -        (190,062)
                                                                        -------------   -------------
 Decrease in Net Assets From Distributions to Shareholders ..........               -        (190,062)
                                                                        -------------   -------------
Increase in Net Assets ..............................................      33,448,492      24,278,964

NET ASSETS:
 Beginning of period ................................................     137,711,694     113,432,730
                                                                        -------------   -------------
 End of period* .....................................................   $ 171,160,186   $ 137,711,694
                                                                        =============   =============
*Includes undistributed (overdistributed) net investment income of:     $   1,595,022   $    (310,826)
                                                                        =============   =============

                       See Notes to Financial Statements.

   _____________________________________________________________________________
ITA_____________________________________________________________________________


THE ITALY FUND INC.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------


   1. Significant Accounting Policies

   The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h)the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, overdistributed net investment income of $110,310 has been reclassified to paid-in capital at January 31, 1998. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

    In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

   At July 31, 1998, there were no open forward foreign currency contracts.


   2. Management Agreement and Transactions with Affiliated Persons

   Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

   All officers (except one) and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

   _____________________________________________________________________________
ITA_____________________________________________________________________________


THE ITALY FUND INC.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

   3. Investments

   During the six months ended July 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
 Purchases                                                          $14,362,932
--------------------------------------------------------------------------------
 Sales                                                               17,650,008
--------------------------------------------------------------------------------

   At July 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $76,304,242
Gross unrealized depreciation                                        (1,587,731)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $74,716,511
--------------------------------------------------------------------------------


   4. Securities Valued by the Fund's Board of Directors

   One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

                         Number of Acquisition   7/31/98  Value Per Percentage of
     Security             Shares       Date     Fair Value  Unit     Net Assets   Cost
     --------            -------      ------    ---------   -----    ----------  --------
Europa Investimenti..... 850,000      7/2/91    $217,992    $0.25       0.13%    $623,396


   5. Capital Loss Carryforwards

   At January 31, 1998, the Fund had, for Federal income tax purposes, approximately $6,216,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on January 31 of the year indicated:

                                     2002              2004             2005
                                  ----------        ----------        --------
Carryforward Amounts...........   $1,011,000        $5,027,000        $178,000
                                  ==========        ==========        ========


   6. Concentration of Risk

   Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

   _____________________________________________________________________________
ITA_____________________________________________________________________________


THE ITALY FUND INC.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------


   7. Lending of Portfolio Securities

   The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collaterized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

   At July 31, 1998, the Fund loaned common stocks having a value of approximately $21,970,003 and holds the following collateral for loaned securities:

Security Description                                                  Value
--------------------------------------------------------------------------------
Commercial Paper:
  General Electric Credit, 5.683% due 8/3/98                       $ 1,108,226

Repurchase Agreements:
  J.P. Morgan Securities, 5.688% due 8/3/98                          4,403,654
  Morgan Stanley, 5.688% due 8/3/98                                  4,403,654
  NationsBanc Montgomery Securities, Inc., 5.738% due 8/3/98         1,467,885
  NationsBanc Montgomery Securities, Inc., 5.738% due 8/3/98         2,935,770
  CS First Boston Corp., 5.768% due 8/3/98                           4,403,655
  Merrill Lynch Securities/MLPFS, 5.750% due 8/3/98                  4,403,655
--------------------------------------------------------------------------------
Total                                                              $23,126,499
--------------------------------------------------------------------------------

   _____________________________________________________________________________
ITA_____________________________________________________________________________


THE ITALY FUND INC.

Financial Highlights
--------------------------------------------------------------------------------

   Set forth below is per share operating performance data for a share of common stock outstanding throughout each period; total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                  1998(1)      1998        1997      1996        1995    1994(2)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ........      $14.49     $11.94       $9.56     $9.82       $9.84     $8.43
                                                 --------   --------    --------   -------     -------   -------
Income (Loss) From Operations:
  Net investment income ....................         0.19       0.07        0.10      0.15        0.09      0.12
  Net realized and unrealized gain (loss) ..         3.33       2.50        2.52     (0.39)       0.06      1.72
                                                 --------   --------    --------   -------     -------   -------
Total Income (Loss) From Operations ........         3.52       2.57        2.62     (0.24)       0.15      1.84
                                                 --------   --------    --------   -------     -------   -------
Dilution in NAV From Rights Offering .......           --         --          --        --          --     (0.32)
                                                 --------   --------    --------   -------     -------   -------
Offering Expenses Charged to Paid-in Capital           --         --          --        --          --     (0.03)
                                                 --------   --------    --------   -------     -------   -------
Less Distributions From:
  Net investment income ....................           --      (0.02)      (0.24)    (0.02)      (0.17)    (0.07)
  Capital ..................................           --         --          --        --          --     (0.01)
                                                 --------   --------    --------   -------     -------   -------
Total Distributions ........................           --      (0.02)      (0.24)    (0.02)      (0.17)    (0.08)
                                                 --------   --------    --------   -------     -------   -------
Net Asset Value, End of Period .............       $18.01     $14.49      $11.94     $9.56       $9.82     $9.84
                                                 ========   ========    ========   =======     =======   =======
Market Value, End of Period ................      $14.500    $12.125     $10.000    $8.250      $8.750   $12.375
                                                 ========   ========    ========   =======     =======   =======
Total Return, Based on Market Value** ......        19.59%++   21.53%      24.49%    (5.51)     (27.90)    40.54%#
                                                 ========   ========    ========   =======     =======   =======
Total Return, Based on Net Asset Value**....        24.29%++   21.59%      28.27%    (2.43)      (3.68)    33.04%
                                                 ========   ========    ========   =======     =======   =======
Net Assets, End of Period (000's) ..........     $171,160   $137,712    $113,433   $90,841     $93,347   $93,518
                                                 ========   ========    ========   =======     =======   =======
Ratios to Average Net Assets:
  Net investment income ....................         2.22%+     0.61%       0.97%     1.12%       0.85%     1.30%
  Expenses(3) ..............................         1.20+      1.29        1.42      1.42        1.69      1.69

Portfolio Turnover Rate ....................            9%        16%         47%       58%         42%       46%

--------------
(1) For the six months ended July 31, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively. Prior year numbers have not been restated to reflect this credit.
 # The total return for the year ended January 31, 1994, adjusted for the effect of the rights offering completed in January of 1994 is 45.85% (unaudited).
 ** The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

   _____________________________________________________________________________
ITA_____________________________________________________________________________


THE ITALY FUND INC.

Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------

                                                                                Net Realized
                                                                               and Unrealized           Net Increase
                                                                               Gain (Loss) on          (Decrease) in
                                    Investment           Net Investment        Investments and           Net Assets
                                      Income              Income (Loss)       Foreign Currencies       From Operations
                              --------------------- ---------------------- ----------------------- -----------------------
Quarter Ended                    Total    Per Share    Total     Per Share    Total      Per Share    Total      Per Share
-------------                 ----------  --------- ----------   --------- ------------  --------- ------------  ---------
April 30, 1996  ............  $  176,114  $0.02     $ (188,803)   $(0.02)  $ (1,589,084)   $(0.16) $ (1,777,887) $(0.18)
July 31, 1996  .............   1,944,252   0.20      1,539,905      0.16      2,953,107      0.31     4,493,012    0.47
October 31, 1996  ..........      57,105   0.01       (336,620)    (0.04)     3,116,522      0.33     2,779,902    0.29
January 31, 1997  ..........     144,366   0.02        (69,967)    (0.01)    19,447,803      2.05    19,377,836    2.04
April 30, 1997  ............     106,945   0.01       (238,794)    (0.03)   (11,469,551)    (1.21)  (11,708,345)  (1.24)
July 31, 1997  .............   1,945,510   0.20      1,591,023      0.17      8,346,576      0.88     9,937,599    1.05
October 31, 1997  ..........      18,406   0.00       (364,305)    (0.04)     5,549,880      0.59     5,185,575    0.55
January 31, 1998  ..........      79,657   0.01       (294,155)    (0.03)    21,348,352      2.24    21,054,197    2.21
April 30, 1998  ............     146,182   0.02       (326,512)    (0.03)    25,944,182      2.73    25,617,670    2.70
July 31, 1998  .............   2,658,231   0.28      2,148,071      0.23      5,682,751      0.60     7,830,822    0.82

   _____________________________________________________________________________
ITA_____________________________________________________________________________


THE ITALY FUND INC.

Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

   On May 13, 1998, the annual meeting of shareholders of the Fund was held for the pupose of voting on the following matters:

   1. The election of Alessandro C. di Montezemolo and Heath B. McLendon as Directors of the Fund for a three-year period;

   2. Ratification of the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund for the current fiscal year; and

   3. To approve or disapprove the changing of the Fund's subclassification from a diversified to a non-diversified investment company under the Investment Company Act of 1940, as amended.

The results of the vote on Proposal 1 were as follows:





                                                                     % of
                                                Shares Voted      Shares Voted
Directors+                                           For              For
--------------------------------------------------------------------------------
Alessandro C. di Montezemolo                    5,778,836.510         98.49%
Heath B. McLendon                               5,789,645.268         98.67
--------------------------------------------------------------------------------

+ The following directors, representing the balance of the Board of Directors, continue to serve as Directors: Paolo M. Cucchi, Dr. Paul R. Hardin, George M. Pavia, and Mario d'Urso.

The results of the vote on Proposal 2 were as follows:

Shares Voted   % of Shares  Shares Voted  % of Shares    Shares     % of Shares
     For          Voted       Against        Voted      Abstained    Abstained
--------------------------------------------------------------------------------
5,662,611.633     96.50%     26,091.952      0.45%     178,992.620     3.05%
--------------------------------------------------------------------------------

The results of the vote on Proposal 3 were as follows:

                                                                                    Number
Shares Voted  % of Shares  Shares Voted  % of Shares     Shares     % of Shares   of Broker   % of Broker
    For         Voted       Against       Voted      Abstained(*)    Abstained   Non-Votes(*)  Non-Votes
---------------------------------------------------------------------------------------------------------
4,218,262.370   71.89%     126,098.406    2.15%      192,078.429      3.27%     1,331,257.000   22.69%
---------------------------------------------------------------------------------------------------------

* For this proposal, broker non-votes and abstentions have the effect of "no" votes for puposes of obtaining approval of the proposal.

   _____________________________________________________________________________
ITA_____________________________________________________________________________


THE ITALY FUND INC.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
--------------------------------------------------------------------------------


   Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan
("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as dividend-paying agent under the Plan, unless the shareholder informs First Data that he elects to receive distr-ibutions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

   The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or
(ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, First Data is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or
(b) 95% of the then current market price.

   Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

   Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

   The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

   _____________________________________________________________________________
ITA_____________________________________________________________________________


THE ITALY FUND INC.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
--------------------------------------------------------------------------------

   A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

   Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                             --------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

   _____________________________________________________________________________
ITA_____________________________________________________________________________


                              THE ITALY FUND INC.


INVESTMENT MANAGER AND                          OFFICERS
ADMINISTRATOR
                                                Heath B. McLendon
Mutual Management Corp.                           Chairman of the Board
388 Greenwich Street
New York, New York 10013                        Mario d'Urso
                                                  President

ADVISORY BOARD                                  Lewis E. Daidone
                                                  Senior Vice President
Andrea Farace                                     and Treasurer
Pierre Henchoz
Dott. Pietro Manes                              Rein W. van der Does
                                                  Vice President
                                                  and Investment Officer
DIRECTORS
                                                Irving P. David
Heath B. McLendon                                 Controller
Paolo M. Cucchi
Alessandro C. di Montezemolo                    Christina T. Sydor
Dr. Paul R. Hardin                                Secretary
George M. Pavia
Mario d'Urso
James J. Crisona, Emeritus

                                                             THE ITALY FUND INC.
_____________________________________________________________________________
                                                                             ITA



                                                                   Semi-Annual
                                                                   Report
                                                                   July 31, 1998



--------------------------------------------------------------------------------
This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Comparisons between changes in the Fund's net asset value per share and changes in The Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Lira/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).
--------------------------------------------------------------------------------

                             The Italy Fund Inc.
                             388 Greenwich Street
                           New York, New York 10013
                                (212) 816-6082
                                 FD01012 9/98